UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue

8th Floor

Boston, MA 02118

(Address of principal executive offices, including zip code)

(781) 797-0979

(Telephone number, including area code, of agent for service)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of PepGen Inc. (the “Company”), and upon the recommendation of the Board of Directors of the Company (the “Board”), the Company’s stockholders approved a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION” beginning on page 15 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”) in connection with the 2024 Annual Meeting. The text of the Officer Exculpation Amendment is included on page 15 of the Proxy Statement.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 20, 2024.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Officer Exculpation Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2024 Annual Meeting was held on June 20, 2024. The proposals set forth below were submitted to the stockholders at the 2024 Annual Meeting, with each such proposal described in the Proxy Statement.

The number of shares of common stock entitled to vote at the 2024 Annual Meeting was 32,390,445. The number of shares of common stock present or represented by valid proxy at the 2024 Annual Meeting was 30,365,425. Therefore, a quorum was present. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the two Class II directors to the Company’s Board, to serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

Director Nominee	Votes For	Votes Withheld
Habib Dable	26,048,824	2,675,212
James McArthur, Ph.D.	29,411,307	19,804

There were 1,641,389 broker non-votes regarding the election of Habib Dable and there were 934,314 broker non-votes regarding the election of James McArthur.

Proposal 2 – Approval of Amendment to Company’s Third Amended and Restated Certificate of Incorporation

The Company’s stockholders approved the Officer Exculpation Amendment described above to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

Votes For	Votes Against	Abstentions
29,397,027	34,068	114

There were 934,216 broker non-votes regarding this proposal.

Proposal 3 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
30,364,851	560	14

There were zero broker non-votes regarding this proposal.

Proposal 4 – Approval of Adjournment of 2024 Annual Meeting

The Company’s stockholders approved the adjournment of the 2024 Annual Meeting to the extent there were insufficient votes at the 2024 Annual Meeting to approve Proposal 2.

Votes For	Votes Against	Abstentions
30,076,412	284,880	4,133

There were zero broker non-votes regarding this proposal.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of PepGen Inc.

104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEPGEN INC.

Date: June 20, 2024	By:	/s/ Noel Donnelly
	Name:	Noel Donnelly
	Title:	Chief Financial Officer